DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

	A special meeting of shareholders was held on December 1, 2000.
	The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

PROPOSAL 1
Election of Directors

		   Davis Growth         Davis Government    Davis Government
		   Opportunity Fund     Bond Fund           Money Market Fund



Wesley E. Bass, Jr
	For        106,514,260          21,909,722            489,618,737
	Withheld   1,789,685            479,765               266,352
Jeremy H. Biggs
	For        106,513,639          21,909,722            489,618,737
	Withheld   1,790,306            479,765               266,352
Marc P. Blum
	For        106,515,555          21,909,722            489,618,737
	Withheld   1,788,390            479,765               266,352
Andrew A. Davis
	For        106,502,460          21,909,722            489,618,737
	Withheld   1,801,485            479,765               266,352
Christopher C. Davis
	For        106,502,460          21,909,722            489,618,737
	Withheld   1,801,485            479,765               266,352



DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

		   Davis Growth         Davis Government    Davis Government
		   Opportunity Fund     Bond Fund           Money Market Fund

Jerry D. Geist
	For        106,481,560          21,909,722            489,618,737
	Withheld   1,822,385            479,765               266,352
D. James Guzy
	For        106,515,555          21,909,722            489,618,737
	Withheld   1,788,390            479,765               266,352
G. Bernard Hamilton
	For        106,515,555          21,909,722            489,618,737
	Withheld   1,788,390            479,765               266,352
Laurence W. Levine
	For        106,515,555          21,909,722            489,618,737
	Withheld   1,788,390            479,765               266,352
Christian R. Sonne
	For        106,515,555          21,909,722            489,572,395
	Withheld   1,788,390            479,765               312,694
Marsha Williams
	For        106,410,985          21,909,722            489,622,585
	Withheld   1,892,960            479,765               262,504




DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)



 		Davis          Davis Convertible       Davis Real
		 Financial      Securities Fund         Estate Fund
		 Fund


Wesley E. Bass, Jr
	For      574,659,110    184,923,666             187,207,320
	Withheld 7,355,638      626,115                 2,610,678
Jeremy H. Biggs
	For      574,698,722    184,923,666             187,207,320
	Withheld 7,316,026      626,115                 2,610,678
Marc P. Blum
	For      574,658,201    184,923,666             187,207,320
	Withheld 7,356,547      626,115                 2,610,678
Andrew A. Davis
	For      574,682,188    184,923,666             187,207,320
	Withheld 7,332,560      626,115                 2,610,678
Christopher C. Davis
	For      574,651,009    184,923,666             187,207,320
	Withheld 7,363,739      626,115                 2,610,678
Jerry D. Geist
	For      574,689,103    184,923,666             187,207,320
	Withheld 7,325,645      626,115                 2,610,678





DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

		 Davis          Davis Convertible       Davis Real
		 Financial      Securities Fund         Estate Fund
		 Fund

D. James Guzy
	For      574,677,952    184,923,666             187,207,320
	Withheld 7,336,796      626,115                 2,610,678
G. Bernard Hamilton
	For      574,696,745    184,923,666             187,207,320
	Withheld 7,318,003      626,115                 2,610,678

Laurence W. Levine
	For      574,630,526    184,923,666             187,207,320
	Withheld 7,384,222      626,115                 2,610,678
Christian R. Sonne
	For      574,690,672    184,923,666             187,207,320
	Withheld 7,324,076      626,115                 2,610,678
Marsha Williams
	For      574,658,034    184,923,666             187,207,320
	Withheld 7,356,714      626,115                 2,610,678



		                        For     Against      Abstain

PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis
Selected Advisers - NY, Inc.

 Davis Growth Opportunity Fund      103,999,929   807,655    3,496,361
 Davis Government Bond Fund         21,042,990    183,740    1,162,757

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

					For     Against      Abstain

 Davis Government Money Market Fund 488,062,290   205,744    1,617,055
 Davis Financial Fund    	    562,285,532   4,578,797  15,150,419
 Davis Convertible Securities Fund  181,787,800   790,579    2,971,402
 Davis Real Estate Fund             184,548,309   1,307,374  3,962,315

PROPOSAL 3A
To amend fundamental policies regarding diversification

 Davis Growth Opportunity Fund      75,142,710    1,280,972   3,961,620
 Davis Government Bond Fund         17,334,776    507,843     1,538,490
 Davis Government Money Market Fund 468,773,115   510,515     1,504,626
 Davis Financial Fund    	    410,527,649   7,407,428   16,749,387
 Davis Convertible Securities Fund  145,293,501   2,005,233   2,938,392
 Davis Real Estate Fund 	    133,686,806   2,379,030   4,601,799

PROPOSAL 3B
To amend fundamental policies regarding concentration

 Davis Growth Opportunity Fund      74,622,096    1,239,962   4,523,244
 Davis Government Bond Fund         17,291,182    398,204     1,691,723
 Davis Government Money Market Fund 468,721,743   565,256     1,501,257
 Davis Financial Fund    	    408,851,948   8,374,954   17,457,562
 Davis Convertible Securities Fund  145,105,500   2,148,450   2,983,176
 Davis Real Estate Fund  	    133,884,816   1,995,106   4,787,713



DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

					For     Against      Abstain

PROPOSAL 3C
To amend fundamental policies regarding senior securities

 Davis Growth Opportunity Fund      74,888,968    1,263,155   4,233,179
 Davis Government Bond Fund         17,353,853    483,350     1,543,906


 Davis Government Money Market Fund 467,249,664   2,062,646   1,475,946
 Davis Financial Fund    	    406,935,048   10,047,380  17,702,036
 Davis Convertible Securities Fund  145,975,389   1,441,654   2,820,083
 Davis Real Estate Fund  	    133,929,016   2,038,788   4,699,831

PROPOSAL 3D
To amend fundamental policies regarding borrowing

 Davis Growth Opportunity Fund      74,521,360   1,899,744   3,964,198
 Davis Government Bond Fund         17,184,446   591,524     1,605,139
 Davis Government Money Market Fund 467,118,974  2,143,708   1,525,574
 Davis Financial Fund    	    404,368,751  12,439,521  17,876,192
 Davis Convertible Securities Fund  145,012,029  2,393,727   2,831,370
 Davis Real Estate Fund  	    133,154,610  2,770,021   4,743,004

PROPOSAL 3E
To amend fundamental policies regarding underwriting

 Davis Growth Opportunity Fund      74,563,325   1,918,324   3,903,653
 Davis Government Bond Fund         17,417,678   328,957     1,634,474
 Davis Government Money Market Fund 466,533,130  2,085,976   2,169,150
 Davis Financial Fund    	    405,187,258  11,260,939  18,236,267
 Davis Convertible Securities Fund  145,324,596  2,081,056   2,831,474
 Davis Real Estate Fund  	    133,250,585  2,663,955   4,753,095


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

					For     Against      Abstain
PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

 Davis Growth Opportunity Fund      74,657,972   1,742,618   3,984,712
 Davis Government Bond Fund         17,408,477   369,660     1,602,972
 Davis Government Money Market Fund 466,456,185  2,142,236   2,189,835
 Davis Financial Fund    	    405,240,536  11,843,051  17,600,877
 Davis Convertible Securities Fund  145,158,969  2,295,315   2,782,842
 Davis Real Estate Fund  	    133,359,909  2,623,481   4,684,245

PROPOSAL 3G
To amend fundamental policies regarding making loans

 Davis Growth Opportunity Fund      74,228,190   2,193,278  3,963,834
 Davis Government Bond Fund         17,352,923   458,718    1,569,468
 Davis Government Money Market Fund 466,402,420  2,636,837  1,748,999
 Davis Financial Fund               403,601,220  13,320,689 17,762,555
 Davis Convertible Securities Fund  144,032,804  3,274,748  2,929,574
 Davis Real Estate Fund             130,251,282  5,658,240  4,758,113

PROPOSAL 3H
To eliminate the fundamental policy regarding investments in unseasoned issuers

 Davis Growth Opportunity Fund      74,729,304   1,605,513  4,050,485
 Davis Government Bond Fund         17,259,124   443,504    1,678,481
 Davis Government Money Market Fund 467,700,895  1,251,340  1,836,021
 Davis Financial Fund               402,085,739  14,911,199 17,687,526
 Davis Convertible Securities Fund  143,368,886  3,970,584  2,897,656
 Davis Real Estate Fund             131,921,457  3,899,929  4,846,249








DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

					For     Against      Abstain
PROPOSAL 3I
To eliminate the fundamental policy regarding investments in options

 Davis Growth Opportunity Fund       74,084,030    2,138,739     4,162,533
 Davis Government Bond Fund          17,323,206    488,419       1,569,484
 Davis Government Money Market Fund  466,337,327   2,659,473     1,791,456
 Davis Financial Fund                402,865,934   14,670,069    17,148,461
 Davis Convertible Securities Fund   142,947,388   4,512,313     2,777,425
 Davis Real Estate Fund              131,790,509   4,111,732     4,765,394

PROPOSAL 3J
To eliminate the fundamental policy regarding investments in other investment companies

 Davis Growth Opportunity Fund       74,429,900   1,750,075      4,205,327
 Davis Government Bond Fund          17,472,275   336,522        1,572,312
 Davis Government Money Market Fund  468,363,829  666,894        1,757,533
 Davis Financial Fund                405,072,641  12,333,859     17,277,964
 Davis Convertible Securities Fund   143,746,238  2,422,731      4,068,157
 Davis Real Estate Fund              130,501,040  5,543,776      4,622,819








DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)

					For     Against      Abstain
PROPOSAL 3K
To eliminate the fundamental policies regarding short selling, margin and arbitrage

 Davis Growth Opportunity Fund       73,860,449   2,310,811      4,214,042
 Davis Government Bond Fund          17,110,945   642,215        1,627,949
 Davis Government Money Market Fund  466,719,849  2,307,761      1,760,646
 Davis Financial Fund                401,671,930  15,629,208     17,383,326
 Davis Convertible Securities Fund   142,854,609  4,700,942      2,681,575
 Davis Real Estate Fund              131,829,768  4,073,993      4,763,874

PROPOSAL 3L
To eliminate the fundamental policy regarding investing for control

 Davis Growth Opportunity Fund       74,695,321   1,878,366      3,811,615
 Davis Government Bond Fund          17,406,778   301,876        1,672,455
 Davis Government Money Market Fund  466,934,734  2,068,296      1,785,226
 Davis Financial Fund                405,397,727  11,358,104     17,928,633
 Davis Convertible Securities Fund   143,817,594  3,646,505      2,773,027
 Davis Real Estate Fund              133,140,041  2,778,946      4,748,648








DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS    - (Continued)
		                              For        Against     Abstain
PROPOSAL 3M
To eliminate the fundamental policy regarding investments in companies with affiliated ownership

 Davis Growth Opportunity Fund      74,161,966    2,050,746      4,172,590
 Davis Government Bond Fund         17,340,333    593,620        1,447,156
 Davis Government Money Market Fund 466,458,280   2,646,050      1,683,926
 Davis Financial Fund               405,531,522   10,912,255     18,240,687
 Davis Convertible Securities Fund  141,556,801   5,731,534      2,948,791
 Davis Real Estate Fund             130,394,181   5,504,602      4,768,852

PROPOSAL 3P
To eliminate the fundamental policy regarding maturity, restricted securities and investments in oil, gas and minerals

 Davis Government Money Market Fund        466,404,967   2,687,920   1,695,369

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Funds
 Davis Growth Opportunity Fund             104,306,755  972,226      3,024,964
 Davis Government Bond Fund                21,056,460   175,640      1,157,387
 Davis Government Money Market Fund        487,915,865  352,169      1,617,055
 Davis Financial Fund                      569,114,090  2,968,176    9,932,482
 Davis Convertible Securities Fund         182,706,957  582,606      2,260,218
 Davis Real Estate Fund                    183,490,425  1,963,209    4,364,364